UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number  811-08797
                                    811-09049

Name of Fund: Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc.
              Merrill Lynch Master Small Cap Growth Portfolio of
              Mercury Master Trust

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
       P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 11/30/05

Item 1 -   Report to Stockholders


Merrill Lynch Small Cap
Growth Fund
Of Mercury Funds, Inc.


Semi-Annual Report
November 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Small Cap Growth Fund
Of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Small Cap Growth Fund


Officers and Directors/Trustees


Robert C. Doll, Jr., President and Director/Trustee
David O. Beim, Director/Trustee
James T. Flynn, Director/Trustee
W. Carl Kester, Director/Trustee
Karen P. Robards, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Ronald J. Zibelli Jr., Vice President and Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005



A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 13th consecutive interest rate hike since June 2004 came on December 13, bringing the target federal funds rate to 4.25%. Oil prices, after reaching record highs on more than one occasion over the past several months, moderated somewhat by period-end, as did inflation expectations. Against this backdrop, most major market indexes managed to post positive results for the current reporting period:


Total Returns as of November 30, 2005                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.88%        + 8.44%
Small-cap U.S. equities (Russell 2000 Index)                            +10.47         + 8.14
International equities (MSCI Europe Australasia Far East Index)         +11.23         +13.25
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.48         + 2.40
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.36         + 3.88
High yield bonds (Credit Suisse First Boston High Yield Index)          + 2.33         + 2.94


With the kick-off of the holiday shopping season, attention turned to the consumer, who has remained resilient even amid high energy prices and rising interest rates. Some observers surmise that a slowdown in residential real estate may ultimately contribute to a weakening in consumer spending. At this juncture, the outlook remains unclear.

Equity markets moved sideways for much of 2005, notwithstanding a strong rally in the middle of the fourth quarter. Corporate earnings have continued to surprise on the upside and company profit margins remain high, as does productivity. On the other hand, high energy prices, more Fed interest rate hikes, a consumer slowdown and/or the potential for slower earnings growth pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances. Emerging markets have had a particularly strong year, partly reflecting high economic growth rates and positive financial reforms.

The bond market continued to be characterized by a flattening yield curve. The difference between the two-year and 10-year Treasury yield was just seven basis points (.07%) at period-end, compared to 40 basis points six months ago and 134 basis points 12 months ago.

Navigating the financial markets can be a challenge, particularly during uncertain times. With that in mind, we invite you to visit our online magazine at www.mlim.ml.com/shareholdermagazine. Shareholder is a publication designed to provide insights on investing and timely "food for thought" for investors. We are pleased to make the magazine available online, where we are able to expand our reach in terms of content and readership.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005



A Discussion With Your Fund's Portfolio Manager


Fund returns significantly outpaced those of the benchmark Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds category average for the period, benefiting from successful stock selection across various sectors.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2005, Merrill Lynch Small Cap Growth Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +16.05%, +15.61%, +15.54%, +16.16% and +15.85%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund outpaced its benchmark, the Russell 2000 Growth Index, which returned +11.68% for the six-month period, and its comparable Lipper category of Small-Cap Growth Funds, which posted an average return of +11.11%. The Fund also outperformed the broader stock market as represented by the Standard & Poor's 500 Index, which had a total return of +5.88% for the same period.

In general, small company stocks outperformed large company stocks during the semi-annual period, continuing a trend that has been in place for several years now. For the six months ended November 30, 2005, the Russell 2000 Index (a key measure of small cap stock performance) returned +10.47% while the Russell 1000 Index (a key measure of large cap stock performance) returned +6.44%. The growth style of investing outpaced the value style during the past six months, with the Russell 2000 Value Index returning +9.21%, compared to the Russell 2000 Growth Index's return of +11.68%.

Overall, the environment for U.S. equity investors remained challenging, yet profitable, during the six-month period. The markets posted gains despite continued "measured" short-term interest rate hikes on the part of the Federal Reserve Board, in addition to surging energy prices, particularly for crude oil and natural gas. Production disruptions related to the hurricanes in the Gulf Coast region pushed the price of crude oil to record highs and produced a large spike in gasoline prices for consumers in September. However, by November energy prices were declining and the U.S. economy showed its resiliency, as reports on manufacturing, new-housing starts and corporate and consumer spending were all positive. Additionally, gross domestic product
(GDP) growth exceeded 3% for the tenth straight quarter, the longest unbroken streak since a 13-quarter run ended in March 1986. In fact, GDP growth came in at an estimated 4.3% for the third quarter of 2005, up from 3.3% in the previous quarter.


What factors most influenced Fund performance?

The Fund's significant outperformance of both its benchmark and the Lipper category average is almost entirely attributable to successful stock selection, led by holdings in the utilities, technology, materials and consumer discretionary sectors. Our overweight position in energy also contributed to the Fund's above-average results, as the sector led all others during the period.

Individual stocks that performed especially well and were large contributors to the Fund's returns included Grant Prideco, Inc. (oil field machinery and equipment), SBA Communications Corp. (wireless equipment), Range
Resources Corp. (oil and gas exploration), Alamosa Holdings, Inc. (cellular telecommunications) and Salesforce.com, Inc. (application software). Stocks that detracted from the Fund's relative results, although not enough to derail our overall favorable attribution, included Stratasys, Inc. (computer-aided design), Immucor, Inc. (medical diagnostic equipment), Wind River Systems, Inc. (software) and Men's Wearhouse, Inc. (retail).


What changes were made to the Portfolio during the period?

We continued to modify our portfolio strategy during the reporting period, shifting from a procyclical bias to a portfolio make-up that we consider more balanced. As mentioned in our last report to shareholders, we began this shift in the early months of 2005 in anticipation of slower economic and corporate profit growth ahead. Specifically, we reduced exposure to highly cyclical sectors including producer durables, transportation and materials.



MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005



With the proceeds from our sales, we made new purchases in technology, a sector that became more intriguing following significant stock price declines in the January - April period, combined with improving demand trends. We also found opportunities in the financial services, consumer discretionary and energy sectors.

Among the largest purchases during the period were Websense, Inc. (Web monitoring), a quality growth company that was attractive given its strong fundamentals and a significant correction in its stock price; Watsco, Inc. (industrial distributor), a high-quality industrial distributor that enjoyed healthy business conditions and that we expected to exceed financial projections; GFI Group, Inc. (brokerage services), a unique emerging-growth company in the risk-management field; Equinix, Inc. (web hosting), an undervalued company with consistently high revenue growth; and Kyphon, Inc. (medical devices), a fast-growing pioneer of a minimally invasive procedure to repair damaged vertebrae.

The largest sales included SpectraSite, Inc. (wireless equipment), which was acquired by American Tower for a significant premium; CACI International, Inc. (computer services), which we sold in anticipation of deteriorating business conditions; Navigant Consulting, Inc. (consulting services), which experienced a revenue and earnings shortfall; Engineered Support Systems, Inc. (defense contractor), which was acquired by DRS Technologies for a significant windfall; and Ultra Petroleum Corp. (oil and gas exploration), which outperformed significantly over a multi-year period. As a result, the company moved out of our market capitalization range, and we sold the stock for a substantial profit.


How would you characterize the Portfolio's position at the close of the period?

The Portfolio is positioned for an environment in which economic growth slows modestly to a reasonable pace of roughly 3% in 2006. Corporate profit growth is expected to continue, but at a rate below that of recent periods. We expect that the Federal Reserve Board will continue to advance its monetary tightening campaign by ratcheting up short-term interest rates through mid-year. We are optimistic that the equity market can generate positive returns under these conditions, although we believe expectations must be tempered amid this slower-growth, higher-interest-rate forecast.

We believe our focus on quality, sustainable growth stocks should serve the Portfolio well under this scenario. Compared to the benchmark, the Portfolio ended the period overweight in technology, consumer discretionary, energy and utilities and underweight in materials, financial services, transportation and consumer staples.


Ronald J. Zibelli, Jr.
Vice President and Portfolio Manager


December 19, 2005



MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005



Performance Data


About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                           6-Month            12-Month       Since Inception
As of November 30, 2005                                  Total Return       Total Return       Total Return
ML Small Cap Growth Fund--Class A Shares*                   +16.05%            +14.74%            +58.00%
ML Small Cap Growth Fund--Class B Shares*                   +15.61             +13.88             +50.65
ML Small Cap Growth Fund--Class C Shares*                   +15.54             +13.81             +50.51
ML Small Cap Growth Fund--Class I Shares*                   +16.16             +15.06             +60.43
ML Small Cap Growth Fund--Class R Shares*                   +15.85             +14.44             +57.15
Russell 2000 (R) Growth Index**                             +11.68             + 8.06             +13.11

 * Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Cumulative total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's since inception date is 10/29/99.

** This unmanaged Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Since inception total returns are from 10/29/99.

   Russell 2000 is a registered trademark of the Frank Russell Company.


MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005



Performance Data (concluded)


Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 11/30/05                   +14.74%            +8.72%
Five Years Ended 11/30/05                 + 5.32             +4.19
Inception (10/29/99)
through 11/30/05                          + 7.80             +6.85

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                          Return            Return
                                       Without CDSC      With CDSC**
Class B Shares*

One Year Ended 11/30/05                   +13.88%            +9.88%
Five Years Ended 11/30/05                 + 4.49             +4.15
Inception (10/29/99)
through 11/30/05                          + 6.96             +6.96

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                          Return            Return
                                       Without CDSC      With CDSC**
Class C Shares*

One Year Ended 11/30/05                   +13.81%           +12.81%
Five Years Ended 11/30/05                 + 4.48            + 4.48
Inception (10/29/99)
through 11/30/05                          + 6.95            + 6.95

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 11/30/05                   +15.06%            +9.01%
Five Years Ended 11/30/05                 + 5.58             +4.44
Inception (10/29/99)
through 11/30/05                          + 8.07             +7.12

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



Class R Shares                                              Return

One Year Ended 11/30/05                                     +14.44%
Five Years Ended 11/30/05                                   + 5.26
Inception (10/29/99)
through 11/30/05                                            + 7.71



MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2005 and held through November 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                          Beginning            Ending          During the Period*
                                                        Account Value      Account Value        June 1, 2005 to
                                                           June 1,          November 30,          November 30,
                                                             2005               2005                  2005
Actual

Class A                                                     $1,000           $1,160.50               $ 8.02
Class B                                                     $1,000           $1,156.10               $12.22
Class C                                                     $1,000           $1,155.40               $12.27
Class I                                                     $1,000           $1,161.60               $ 6.61
Class R                                                     $1,000           $1,158.50               $ 9.31

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000           $1,017.68               $ 7.49
Class B                                                     $1,000           $1,013.77               $11.41
Class C                                                     $1,000           $1,013.72               $11.46
Class I                                                     $1,000           $1,018.98               $ 6.17
Class R                                                     $1,000           $1,016.48               $ 8.69


 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.48% for Class A, 2.26% for Class B, 2.27% for Class C, 1.22% for Class I and 1.72% for Class R),
   multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005


Statement of Assets and Liabilities                                                           Merrill Lynch Small Cap Growth Fund

As of November 30, 2005
Assets

       Investment in Merrill Lynch Master Small Cap Growth Portfolio (the "Portfolio"),
       at value (identified cost--$312,819,411)                                                                   $   404,604,656
       Prepaid expenses                                                                                                    59,669
                                                                                                                  ---------------
       Total assets                                                                                                   404,664,325
                                                                                                                  ---------------

Liabilities

       Payables:
           Distributor                                                                         $       129,808
           Other affiliates                                                                            121,116
           Administrator                                                                                56,575            307,499
                                                                                               ---------------
       Accrued expenses                                                                                                    35,067
                                                                                                                  ---------------
       Total liabilities                                                                                                  342,566
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   404,321,759
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                            $           893
       Class B Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                                        505
       Class C Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                                        421
       Class I Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                                        996
       Class R Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                                         37
       Paid-in capital in excess of par                                                                               328,106,985
       Accumulated investment loss--net                                                        $   (2,567,355)
       Accumulated realized capital losses allocated from the Portfolio--net                      (13,005,968)
       Unrealized appreciation allocated from the Portfolio--net                                    91,785,245
                                                                                               ---------------
       Total accumulated earnings--net                                                                                 76,211,922
                                                                                                                  ---------------
       Net Assets                                                                                                 $   404,321,759
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $127,856,027 and 8,929,060 shares outstanding                              $         14.32
                                                                                                                  ===============
       Class B--Based on net assets of $69,200,937 and 5,050,838 shares outstanding                               $         13.70
                                                                                                                  ===============
       Class C--Based on net assets of $57,543,673 and 4,205,246 shares outstanding                               $         13.68
                                                                                                                  ===============
       Class I--Based on net assets of $144,552,955 and 9,956,120 shares outstanding                              $         14.52
                                                                                                                  ===============
       Class R--Based on net assets of $5,168,167 and 368,354 shares outstanding                                  $         14.03
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005


Statement of Operations                                                                       Merrill Lynch Small Cap Growth Fund

For the Six Months Ended November 30, 2005
Investment Loss

       Net investment loss allocated from the Portfolio:
           Dividends                                                                                              $       349,712
           Interest from affiliates                                                                                       155,779
           Securities lending--net                                                                                          8,138
           Expenses                                                                                                   (1,468,249)
                                                                                                                  ---------------
       Total loss                                                                                                       (954,620)
                                                                                                                  ---------------

Expenses

       Administration fees                                                                     $       377,337
       Account maintenance and distribution fees--Class B                                              336,473
       Account maintenance and distribution fees--Class C                                              252,732
       Account maintenance fees--Class A                                                               149,941
       Transfer agent fees--Class I                                                                    129,777
       Transfer agent fees--Class A                                                                    114,819
       Transfer agent fees--Class B                                                                     74,744
       Transfer agent fees--Class C                                                                     60,241
       Printing and shareholder reports                                                                 42,890
       Registration fees                                                                                33,958
       Professional fees                                                                                20,269
       Account maintenance and distribution fees--Class R                                                8,960
       Transfer agent fees--Class R                                                                      3,372
       Other                                                                                             7,222
                                                                                               ---------------
       Total expenses                                                                                                   1,612,735
                                                                                                                  ---------------
       Investment loss--net                                                                                           (2,567,355)
                                                                                                                  ---------------

Realized & Unrealized Gain Allocated from the Portfolio--Net

       Realized gain on investments--net                                                                               33,879,198
       Change in unrealized appreciation on investments--net                                                           23,816,391
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                         57,695,589
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    55,128,234
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005


Statements of Changes in Net Assets                                                           Merrill Lynch Small Cap Growth Fund

                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                 November 30,         May 31,
Increase (Decrease) in Net Assets:                                                                   2005               2005
Operations

       Investment loss--net                                                                    $   (2,567,355)    $   (4,454,466)
       Realized gain--net                                                                           33,879,198         18,006,096
       Change in unrealized appreciation--net                                                       23,816,391         19,836,377
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         55,128,234         33,388,007
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                              211,415         15,723,789
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                     243              1,405
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                 55,339,892         49,113,201
       Beginning of period                                                                         348,981,867        299,868,666
                                                                                               ---------------    ---------------
       End of period*                                                                              404,321,759    $   348,981,867
                                                                                               ===============    ===============
           * Accumulated investment loss--net                                                  $   (2,567,355)                 --
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005


Financial Highlights                                                                          Merrill Lynch Small Cap Growth Fund
                                                                                              Class A

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         November 30,             For the Year Ended May 31,
from information provided in the financial statements.                2005        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    12.34    $    11.12   $     9.14   $     9.58   $    10.60
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net+++++                                       (.08)         (.14)        (.13)        (.10)        (.13)
       Realized and unrealized gain (loss)--net                      2.06***       1.36***         2.11        (.34)        (.89)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 1.98          1.22         1.98        (.44)       (1.02)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    14.32    $    12.34   $    11.12   $     9.14   $     9.58
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                          16.05%+++        10.97%       21.66%      (4.59%)      (9.62%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets++

       Expenses                                                       1.48%*         1.50%        1.49%        1.57%        1.54%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                         (1.20%)*       (1.20%)      (1.24%)      (1.28%)      (1.22%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  127,856    $  114,558   $   97,389   $   70,577   $   59,574
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover of the Portfolio                            55.49%       129.38%      148.58%       76.45%      102.99%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effect of sales charges.

       *** Includes redemption fees, which are less than $.01 per share.

        ++ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.

       +++ Aggregate total investment return.

     +++++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005


Financial Highlights (continued)                                                              Merrill Lynch Small Cap Growth Fund
                                                                                              Class B

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         November 30,             For the Year Ended May 31,
from information provided in the financial statements.                2005        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    11.85    $    10.77   $     8.92   $     9.42   $    10.51
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net+++++                                       (.13)         (.23)        (.21)        (.16)        (.20)
       Realized and unrealized gain (loss)--net                      1.98***       1.31***         2.06        (.34)        (.89)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 1.85          1.08         1.85        (.50)       (1.09)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    13.70    $    11.85   $    10.77   $     8.92   $     9.42
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                          15.61%+++        10.03%       20.74%      (5.31%)     (10.37%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets++

       Expenses                                                       2.26%*         2.28%        2.26%        2.35%        2.30%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                         (1.98%)*       (1.98%)      (2.01%)      (2.06%)      (1.98%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   69,201    $   62,827   $   68,754   $   60,835   $   85,096
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover of the Portfolio                            55.49%       129.38%      148.58%       76.45%      102.99%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effect of sales charges.

       *** Includes redemption fees, which are less than $.01 per share.

        ++ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.

       +++ Aggregate total investment return.

     +++++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005


Financial Highlights (continued)                                                              Merrill Lynch Small Cap Growth Fund
                                                                                              Class C

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         November 30,             For the Year Ended May 31,
from information provided in the financial statements.                2005        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    11.84    $    10.75   $     8.91   $     9.41   $    10.50
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net+++++                                       (.13)         (.23)        (.21)        (.16)        (.20)
       Realized and unrealized gain (loss)--net                      1.97***       1.32***         2.05        (.34)        (.89)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 1.84          1.09         1.84        (.50)       (1.09)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    13.68    $    11.84   $    10.75   $     8.91   $     9.41
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                          15.54%+++        10.14%       20.65%      (5.31%)     (10.38%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets++

       Expenses                                                       2.27%*         2.30%        2.27%        2.37%        2.31%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                         (2.00%)*       (1.99%)      (2.02%)      (2.07%)      (1.99%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   57,544    $   43,839   $   36,478   $   34,195   $   46,707
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover of the Portfolio                            55.49%       129.38%      148.58%       76.45%      102.99%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effect of sales charges.

       *** Includes redemption fees, which are less than $.01 per share.

        ++ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.

       +++ Aggregate total investment return.

     +++++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005


Financial Highlights (continued)                                                              Merrill Lynch Small Cap Growth Fund
                                                                                              Class I

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         November 30,             For the Year Ended May 31,
from information provided in the financial statements.                2005        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    12.50    $    11.23   $     9.21   $     9.63   $    10.63
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net+++++                                       (.07)         (.11)        (.11)        (.08)        (.10)
       Realized and unrealized gain (loss)--net                      2.09***       1.38***         2.13        (.34)        (.90)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 2.02          1.27         2.02        (.42)       (1.00)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    14.52    $    12.50   $    11.23   $     9.21   $     9.63
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                          16.16%+++        11.31%       21.93%      (4.36%)      (9.41%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets++

       Expenses                                                       1.22%*         1.25%        1.23%        1.32%        1.29%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                          (.95%)*        (.95%)       (.99%)      (1.03%)       (.97%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  144,553    $  125,301   $   96,893   $   57,886   $   49,497
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover of the Portfolio                            55.49%       129.38%      148.58%       76.45%      102.99%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effect of sales charges.

       *** Includes redemption fees, which are less than $.01 per share.

        ++ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.

       +++ Aggregate total investment return.

     +++++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005


Financial Highlights (concluded)                                                              Merrill Lynch Small Cap Growth Fund
                                                                                              Class R

                                                                             For the Six                           For the Period
                                                                             Months Ended   For the Year Ended     Feb. 4, 2003++
The following per share data and ratios have been derived                    November 30,        May 31,             to May 31,
from information provided in the financial statements.                           2005          2005        2004         2003
Per Share Operating Performance

       Net asset value, beginning of period                                     $    12.11   $    10.94   $     8.96   $     7.54
                                                                                ----------   ----------   ----------   ----------
       Investment loss--net+++++                                                     (.10)        (.17)        (.16)        (.01)
       Realized and unrealized gain--net                                           2.02***      1.34***         2.14         1.43
                                                                                ----------   ----------   ----------   ----------
       Total from investment operations                                               1.92         1.17         1.98         1.42
                                                                                ----------   ----------   ----------   ----------
       Net asset value, end of period                                           $    14.03   $    12.11   $    10.94   $     8.96
                                                                                ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                                        15.85%+++       10.69%       22.10%    18.83%+++
                                                                                ==========   ==========   ==========   ==========

Ratios to Average Net Assets++++

       Expenses                                                                     1.72%*        1.76%        1.74%       1.81%*
                                                                                ==========   ==========   ==========   ==========
       Investment loss--net                                                       (1.45%)*      (1.44%)      (1.50%)     (1.54%)*
                                                                                ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                                 $    5,168   $    2,457   $      354     --++++++
                                                                                ==========   ==========   ==========   ==========
       Portfolio turnover of the Portfolio                                          55.49%      129.38%      148.58%       76.45%
                                                                                ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effect of sales charges.

       *** Includes redemption fees, which are less than $.01 per share.

        ++ Commencement of operations.

      ++++ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.

    ++++++ Amount is less than $1,000.

       +++ Aggregate total investment return.

     +++++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005



Notes to Financial Statements               Merrill Lynch Small Cap Growth Fund


1. Significant Accounting Policies:
Merrill Lynch Small Cap Growth Fund (the "Fund") is a portfolio of Mercury Funds, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Merrill Lynch Master Small Cap Growth Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at November 30, 2005 was 100%. The Fund offers multiple classes of shares. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.
The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which is included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .20% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005



Notes to Financial Statements (continued)   Merrill Lynch Small Cap Growth Fund


The Corporation has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Corporation in accordance with Rule 12(b)-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended November 30, 2005, FAMD earned underwriting discounts and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                                FAMD             MLPF&S

Class A                                     $  3,673           $ 45,043
Class I                                     $      1           $     16


For the six months ended November 30, 2005, MLPF&S received contingent deferred sales charges of $40,572 and $3,100 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $211,415 and $15,723,789 for the six months ended November 30, 2005 and the year ended May 31, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                                1,085,430    $    14,620,319
Automatic conversion of shares                51,013            701,755
                                     ---------------    ---------------
Total issued                               1,136,443         15,322,074
Shares redeemed                          (1,490,615)       (19,819,325)
                                     ---------------    ---------------
Net decrease                               (354,172)    $   (4,497,251)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                3,073,196    $    35,763,235
Automatic conversion of shares                68,223            771,541
                                     ---------------    ---------------
Total issued                               3,141,419         36,534,776
Shares redeemed                          (2,617,049)       (31,208,096)
                                     ---------------    ---------------
Net increase                                 524,370    $     5,326,680
                                     ===============    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                                  693,561    $     9,000,108
                                     ---------------    ---------------
Shares redeemed                            (889,616)       (11,516,329)
Automatic conversion of shares              (53,260)          (701,755)
                                     ---------------    ---------------
Total redeemed                             (942,876)       (12,218,084)
                                     ---------------    ---------------
Net decrease                               (249,315)    $   (3,217,976)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                1,271,262    $    14,395,611
                                     ---------------    ---------------
Shares redeemed                          (2,287,154)       (25,956,624)
Automatic conversion of shares              (70,650)          (771,541)
                                     ---------------    ---------------
Total redeemed                           (2,357,804)       (26,728,165)
                                     ---------------    ---------------
Net decrease                             (1,086,542)    $  (12,332,554)
                                     ===============    ===============



MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005



Notes to Financial Statements (concluded)   Merrill Lynch Small Cap Growth Fund


Class C Shares for the
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                                  952,267    $    12,385,997
Shares redeemed                            (449,666)        (5,819,833)
                                     ---------------    ---------------
Net increase                                 502,601    $     6,566,164
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                1,546,409    $    17,422,552
Shares redeemed                          (1,235,721)       (13,847,178)
                                     ---------------    ---------------
Net increase                                 310,688    $     3,575,374
                                     ===============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                                  940,788    $    12,922,745
Shares redeemed                          (1,011,160)       (13,762,098)
                                     ---------------    ---------------
Net decrease                                (70,372)    $     (839,353)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                3,859,358    $    46,436,911
Shares redeemed                          (2,459,356)       (29,312,779)
                                     ---------------    ---------------
Net increase                               1,400,002    $    17,124,132
                                     ===============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                                  219,533    $     2,926,928
Shares redeemed                             (54,158)          (727,097)
                                     ---------------    ---------------
Net increase                                 165,375    $     2,199,831
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                  242,020    $     2,879,764
Shares redeemed                             (71,452)          (849,607)
                                     ---------------    ---------------
Net increase                                 170,568    $     2,030,157
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


4. Capital Loss Carryforward:
On May 31, 2005, the Fund had a net capital loss carryforward of $46,389,204, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005



Portfolio Information as of November 30, 2005

                                Merrill Lynch Master Small Cap Growth Portfolio



                                               Percent of
Ten Largest Holdings                           Net Assets

Scientific Games Corp. Class A                     1.5%
Station Casinos, Inc.                              1.5
SBA Communications Corp. Class A                   1.4
Microsemi Corp.                                    1.4
Range Resources Corp.                              1.4
United Therapeutics Corp.                          1.3
Psychiatric Solutions, Inc.                        1.3
Pioneer Drilling Co.                               1.3
Websense, Inc.                                     1.3
Watsco, Inc.                                       1.3




                                               Percent of
                                                 Total
Sector Representation                         Investments

Information Technology                            26.5%
Health Care                                       16.7
Consumer Discretionary                            16.6
Industrials                                       12.1
Energy                                             9.2
Financials                                         7.1
Telecommunication Services                         2.6
Materials                                          2.0
Consumer Staples                                   0.5
Other++                                            6.7

 ++ Includes portfolio holdings in short-term investments.



                                               Percent of
Five Largest Industries                        Net Assets

Hotels, Restaurants & Leisure                      8.6%
Health Care Equipment & Supplies                   7.4
Energy Equipment & Services                        6.8
Internet Software & Services                       6.5
Commercial Services & Supplies                     5.3

   For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.



MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005



Schedule of Investments

                                Merrill Lynch Master Small Cap Growth Portfolio


                                                        Shares
Industry   Common Stocks                                  Held         Value

Air Freight & Logistics--0.8%

           UTI Worldwide, Inc.                          33,400   $    3,249,486

Auto Components--0.8%

           LKQ Corp. (a)                               100,600        3,278,554

Biotechnology--2.8%

           CV Therapeutics, Inc. (a)(d)                 76,500        1,891,845
           Protein Design Labs, Inc. (a)               140,600        3,915,710
           United Therapeutics Corp. (a)                76,200        5,442,966
                                                                 --------------
                                                                     11,250,521

Capital Markets--1.9%

           Cohen & Steers, Inc.                        155,600        2,845,924
           GFI Group, Inc. (a)                         110,920        4,940,377
                                                                 --------------
                                                                      7,786,301

Commercial Banks--3.1%

           East-West Bancorp, Inc.                      86,200        3,261,808
           SVB Financial Group (a)(d)                   89,300        4,294,437
           Vineyard National Bancorp                    70,980        2,070,487
           Wilshire Bancorp, Inc.                      173,500        2,951,235
                                                                 --------------
                                                                     12,577,967

Commercial Services & Supplies--5.3%

           CoStar Group, Inc. (a)                       73,500        3,450,090
           Corporate Executive Board Co.                37,100        3,209,521
           Mobile Mini, Inc. (a)                        97,400        4,870,000
           The Providence Service Corp. (a)              9,300          271,746
           Resources Connection, Inc. (a)              137,800        4,001,712
           Ritchie Bros. Auctioneers, Inc.              52,900        2,065,745
           Stericycle, Inc. (a)                         56,400        3,458,448
                                                                 --------------
                                                                     21,327,262

Communications Equipment--4.4%

           Avocent Corp. (a)                           122,100        3,582,414
           F5 Networks, Inc. (a)                        73,900        3,904,137
           Foundry Networks, Inc. (a)                  213,300        2,962,737
           Redback Networks, Inc. (a)                  256,997        3,466,889
           SafeNet, Inc. (a)                           113,971        4,051,669
                                                                 --------------
                                                                     17,967,846

Computers & Peripherals--1.3%

           Avid Technology, Inc. (a)                    64,100        3,235,768
           UNOVA, Inc. (a)                              72,700        2,044,324
                                                                 --------------
                                                                      5,280,092

Construction Materials--1.1%

           Eagle Materials, Inc.                        38,200        4,389,180

Diversified Consumer Services--1.0%

           Laureate Education, Inc. (a)                 78,500        3,969,745

Diversified Telecommunication Services--0.7%

           NeuStar, Inc. Class A (a)                    92,800        2,813,696

Electronic Equipment & Instruments--1.7%

           Cognex Corp.                                102,600        3,174,444
           Novatel, Inc. (a)                           121,500        3,664,440
                                                                 --------------
                                                                      6,838,884

Energy Equipment & Services--6.8%

           Atwood Oceanics, Inc. (a)                    43,000        3,052,570
           Cal Dive International, Inc. (a)(d)          49,800        3,615,978
           Grant Prideco, Inc. (a)(d)                   77,600        2,979,064
           Grey Wolf, Inc. (a)                         256,400        1,925,564
           Hornbeck Offshore Services, Inc. (a)         91,900        3,010,644
           NS Group, Inc. (a)                           83,100        3,412,086



                                                        Shares
Industry   Common Stocks                                  Held         Value

Energy Equipment & Services (concluded)

           Pioneer Drilling Co. (a)                    295,300   $    5,173,656
           Sunpower Corp. Class A (a)(d)                16,700          417,500
           Todco Class A (a)                            97,300        4,044,761
                                                                 --------------
                                                                     27,631,823

Food & Staples Retailing--0.5%

           United Natural Foods, Inc. (a)               71,000        1,993,680

Health Care Equipment & Supplies--7.4%

           Animas Corp. (a)                             98,600        1,679,158
           Arthrocare Corp. (a)                        123,400        4,720,050
           Cyberonics, Inc. (a)                         66,300        1,870,323
           ev3, Inc. (a)                               153,600        2,035,200
           Immucor, Inc. (a)                            76,450        1,893,666
           Kyphon, Inc. (a)                             96,000        4,079,040
           Meridian Bioscience, Inc.                    84,200        1,572,014
           NuVasive, Inc. (a)                           72,800        1,252,160
           Respironics, Inc. (a)                       109,000        4,216,120
           SonoSite, Inc. (a)                           84,600        3,177,576
           Ventana Medical Systems (a)                  85,700        3,300,307
                                                                 --------------
                                                                     29,795,614

Health Care Providers & Services--5.1%

           Amedisys, Inc. (a)                           71,200        3,159,856
           Psychiatric Solutions, Inc. (a)              95,593        5,393,357
           Radiation Therapy Services, Inc. (a)         67,300        2,553,362
           Sierra Health Services, Inc. (a)             50,900        3,981,398
           VCA Antech, Inc. (a)                         76,000        2,124,960
           WellCare Health Plans, Inc. (a)              82,800        3,268,944
                                                                 --------------
                                                                     20,481,877

Hotels, Restaurants & Leisure--8.6%

           BJ's Restaurants, Inc. (a)                  100,400        2,383,496
           Gaylord Entertainment Co. (a)                83,600        3,616,536
           Life Time Fitness, Inc. (a)                 119,100        4,577,013
           Mikohn Gaming Corp. (a)                     208,800        2,090,088
           Orient Express Hotels Ltd. 'A'               96,400        3,038,528
           Red Robin Gourmet Burgers, Inc. (a)          83,408        4,579,099
           Scientific Games Corp. Class A (a)          214,700        6,082,451
           Station Casinos, Inc.                        85,800        5,949,372
           Texas Roadhouse, Inc. Class A (a)           167,400        2,527,740
                                                                 --------------
                                                                     34,844,323

IT Services--5.1%

           Euronet Worldwide, Inc. (a)                 157,400        4,252,948
           Global Payments, Inc.                       110,700        4,846,446
           Heartland Payment Systems, Inc. (a)         107,300        2,288,709
           RightNow Technologies, Inc. (a)             128,300        2,323,513
           SRA International, Inc. Class A (a)         118,300        3,623,529
           VeriFone Holdings, Inc. (a)                 145,300        3,327,370
                                                                 --------------
                                                                     20,662,515

Industrial Conglomerates--0.6%

           Walter Industries, Inc.                      50,100        2,522,535

Insurance--2.3%

           National Financial Partners Corp.            92,200        4,692,058
           ProAssurance Corp. (a)                       94,600        4,709,188
                                                                 --------------
                                                                      9,401,246

Internet & Catalog Retail--1.6%

           Coldwater Creek, Inc. (a)                   115,100        3,614,140
           NetFlix, Inc. (a)(d)                        106,800        2,941,272
                                                                 --------------
                                                                      6,555,412



MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005



Schedule of Investments (concluded)

                                Merrill Lynch Master Small Cap Growth Portfolio


                                                        Shares
Industry   Common Stocks                                  Held         Value

Internet Software & Services--6.5%

           aQuantive, Inc. (a)                          81,900   $    2,202,291
           Blue Coat Systems, Inc. (a)                  79,400        3,596,026
           Equinix, Inc. (a)                           110,400        4,407,168
           Jupitermedia Corp. (a)                      183,900        3,010,443
           j2 Global Communications, Inc. (a)(d)        91,400        4,362,522
           WebEx Communications, Inc. (a)              149,000        3,547,690
           Websense, Inc. (a)                           79,000        5,131,050
                                                                 --------------
                                                                     26,257,190

Machinery--3.7%

           Actuant Corp. Class A                        95,700        5,076,885
           Bucyrus International, Inc.                  46,200        2,166,780
           Joy Global, Inc.                             83,350        4,408,382
           Oshkosh Truck Corp.                          73,600        3,306,848
                                                                 --------------
                                                                     14,958,895

Metals & Mining--1.0%

           Oregon Steel Mills, Inc. (a)                142,200        3,889,170

Oil, Gas & Consumable Fuels--2.7%

           Giant Industries, Inc. (a)                   57,700        3,095,605
           OMI Corp. New Shares                        106,800        2,071,920
           Range Resources Corp.                       154,700        5,761,028
                                                                 --------------
                                                                     10,928,553

Pharmaceuticals--2.1%

           Kos Pharmaceuticals, Inc. (a)                75,600        5,033,448
           Salix Pharmaceuticals Ltd. (a)              178,100        3,449,797
                                                                 --------------
                                                                      8,483,245

Semiconductors & Semiconductor
Equipment--4.9%

           ATMI, Inc. (a)(d)                           133,400        3,816,574
           Microsemi Corp. (a)                         212,200        5,888,550
           Silicon Laboratories, Inc. (a)               52,000        2,020,200
           Sirf Technology Holdings, Inc. (a)          141,300        3,916,836
           Trident Microsystems, Inc. (a)              214,200        4,035,528
                                                                 --------------
                                                                     19,677,688

Software--3.6%

           Salesforce.com, Inc. (a)                    106,900        3,404,765
           TIBCO Software, Inc. (a)                    419,600        3,512,052
           Ultimate Software
           Group, Inc. (a)                             123,500        2,125,435



                                                        Shares
Industry   Common Stocks                                  Held         Value

Software (concluded)

           Verint Systems, Inc. (a)                     51,600   $    1,941,708
           Wind River Systems, Inc. (a)                251,452        3,465,009
                                                                 --------------
                                                                     14,448,969

Specialty Retail--4.5%

           AnnTaylor Stores Corp. (a)(d)                99,500        3,017,835
           Childrens Place (a)                          74,400        3,690,240
           Hibbett Sporting Goods, Inc. (a)            123,050        3,686,578
           Men's Wearhouse, Inc. (a)                    99,500        2,915,350
           The Pantry, Inc. (a)                        123,700        5,084,070
                                                                 --------------
                                                                     18,394,073

Textiles, Apparel & Luxury Goods--0.6%

           Under Armour, Inc. Class A (a)(d)            13,000          294,190
           Wolverine World Wide, Inc.                  100,700        2,187,204
                                                                 --------------
                                                                      2,481,394

Trading Companies & Distributors--2.2%

           Beacon Roofing Supply, Inc. (a)             133,620        3,637,136
           Watsco, Inc.                                 81,700        5,126,675
                                                                 --------------
                                                                      8,763,811

Wireless Telecommunication Services--2.0%

           Alamosa Holdings, Inc. (a)                  128,900        2,382,072
           SBA Communications Corp. Class A (a)        319,982        5,900,468
                                                                 --------------
                                                                      8,282,540

           Total Common Stocks
           (Cost--$299,398,842)--96.7%                              391,184,087




                                                    Beneficial
           Short-Term Securities                      Interest

           Merrill Lynch Liquidity Series, LLC
           Cash Sweep Series I (b)                 $10,824,909       10,824,909
           Merrill Lynch Liquidity Series, LLC
           Money Market Series (b)(c)               17,291,600       17,291,600

           Total Short-Term Securities
           (Cost--$28,116,509)--6.9%                                 28,116,509

Total Investments (Cost--$327,515,351*)--103.6%                     419,300,596
Liabilities in Excess of Other Assets--(3.6%)                      (14,695,940)
                                                                 --------------
Net Assets--100.0%                                               $  404,604,656
                                                                 ==============

    For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  * The cost and unrealized appreciation (depreciation) of investments as of November 30, 2005, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                 $    328,011,313
                                                   ================
    Gross unrealized appreciation                  $     94,958,392
    Gross unrealized depreciation                       (3,669,109)
                                                   ----------------
    Net unrealized appreciation                    $     91,289,283
                                                   ================

(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                    $ (5,938,408)     $155,779
    Merrill Lynch Liquidity Series, LLC
      Money Market Series                    $ (1,196,725)    $   8,138

(c) Security was purchased with the cash proceeds from securities loans.

(d) Security, or a portion of security, is on loan.

    See Notes to Financial Statements.



MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005


Statement of Assets and Liabilities                                               Merrill Lynch Master Small Cap Growth Portfolio

As of November 30, 2005
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $16,968,322) (identified cost--$299,398,842)                                                     $   391,184,087
       Investments in affiliated securities, at value (identified cost--$28,116,509)                                   28,116,509
       Receivables:
           Securities sold                                                                     $     5,736,081
           Contributions                                                                               920,896
           Dividends                                                                                    55,016
           Securities lending                                                                            2,040          6,714,033
                                                                                               ---------------
       Prepaid expenses                                                                                                     1,086
                                                                                                                  ---------------
       Total assets                                                                                                   426,015,715
                                                                                                                  ---------------


Liabilities

       Collateral on securities loaned, at value                                                                       17,291,600
       Payables:
           Securities purchased                                                                      3,077,060
           Withdrawals                                                                                 808,785
           Investment adviser                                                                          198,110
           Other affiliates                                                                              3,292          4,087,247
                                                                                               ---------------
       Accrued expenses                                                                                                    32,212
                                                                                                                  ---------------
       Total liabilities                                                                                               21,411,059
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   404,604,656
                                                                                                                  ===============

Net Assets Consist of

       Investor's capital                                                                                         $   312,819,411
       Unrealized appreciation                                                                                         91,785,245
                                                                                                                  ---------------
       Net Assets                                                                                                 $   404,604,656
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005


Statement of Operations                                                           Merrill Lynch Master Small Cap Growth Portfolio

For the Six Months Ended November 30, 2005
Investment Income

       Dividends (net of $3,437 foreign withholding tax)                                                           $      349,712
       Interest from affiliates                                                                                           155,779
       Securities lending--net                                                                                              8,138
                                                                                                                  ---------------
       Total income                                                                                                       513,629
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,321,447
       Accounting services                                                                              81,169
       Custodian fees                                                                                   26,634
       Professional fees                                                                                18,864
       Trustees' fees and expenses                                                                      14,839
       Printing and shareholder reports                                                                  1,498
       Pricing fees                                                                                        599
       Other                                                                                             3,199
                                                                                               ---------------
       Total expenses                                                                                                   1,468,249
                                                                                                                  ---------------
       Investment loss--net                                                                                             (954,620)
                                                                                                                  ---------------

Realized & Unrealized Gain--Net

       Realized gain on investments--net                                                                               33,879,198
       Change in unrealized appreciation on investments--net                                                           23,816,391
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                         57,695,589
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    56,740,969
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005


Statements of Changes in Net Assets                                               Merrill Lynch Master Small Cap Growth Portfolio

                                                                                                 For the Six           For the
                                                                                                 Months Ended         Year Ended
                                                                                                 November 30,          May 31,
Increase (Decrease) in Net Assets:                                                                   2005                2005
Operations

       Investment loss--net                                                                    $     (954,620)    $   (1,565,813)
       Realized gain--net                                                                           33,879,198         18,006,096
       Change in unrealized appreciation--net                                                       23,816,391         19,836,377
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         56,740,969         36,276,660
                                                                                               ---------------    ---------------

Capital Share Transactions

       Proceeds from contributions                                                                  51,856,097        116,898,073
       Fair value of withdrawals                                                                  (53,215,662)      (103,965,135)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets derived from capital share transactions               (1,359,565)         12,932,938
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                 55,381,404         49,209,598
       Beginning of period                                                                         349,223,252        300,013,654
                                                                                               ---------------    ---------------
       End of period                                                                           $   404,604,656    $   349,223,252
                                                                                               ===============    ===============

       See Notes to Financial Statements.


Financial Highlights                                                              Merrill Lynch Master Small Cap Growth Portfolio

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         November 30,            For the Year Ended May 31,
from information provided in the financial statements.                2005         2005         2004         2003         2002


Total Investment Return

       Total investment return                                      16.39%++        11.76%       22.37%      (3.59%)      (8.80%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                        .78%*          .79%         .80%         .82%         .81%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                          (.51%)*        (.48%)       (.55%)       (.53%)       (.49%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  404,605    $  349,223   $  300,014   $  223,626   $  241,135
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             55.49%       129.38%      148.58%       76.45%      102.99%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005



Notes to Financial Statements

                                Merrill Lynch Master Small Cap Growth Portfolio


1. Significant Accounting Policies:
Merrill Lynch Master Small Cap Growth Portfolio (the "Portfolio") is a portfolio of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interm period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005



Notes to Financial Statements (continued)

                                Merrill Lynch Master Small Cap Growth Portfolio


* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--The Portfolio is considered as a "pass through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.



MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005



Notes to Financial Statements (concluded)

                                Merrill Lynch Master Small Cap Growth Portfolio


(f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .70% of the average daily value of the Portfolio's net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of FAM, with respect to the Portfolio, pursuant to which MLIMIL may provide investment advisory services with respect to the Portfolio's assets. There was no increase in the aggregate fees paid by the Portfolio for these services.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of November 30, 2005, the Portfolio lent securities with a value of $2,387,900 to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended November 30, 2005, MLIM, LLC received $3,551 in securities lending agent fees.

For the six months ended November 30, 2005, the Portfolio reimbursed FAM $3,847 for certain accounting services.

In addition, MLPF&S received $22,310 in commissions on the execution of portfolio security transactions for the Portfolio for the six months ended November 30, 2005.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Funds, Inc., MLIMIL, FAM, PSI, ML & Co., and/or MLIM LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2005 were $205,713,641 and $210,667,547, respectively.


4. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the six months ended November 30, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.



MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chair of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the investment advisory agreement with respect to each of the Mercury Master Trust (the "Trust") and the Fund (together, the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Trust and/or the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Trust and the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Trust and/or the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Trust or Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's and the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Trust's and the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Trust's/Fund's portfolio management team regarding investment strategies used by the Trust/Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Trust/Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as other mutual funds and offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Trust/Fund portfolio holdings, allocation of Trust/Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Trust's/Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Trust/Fund.



MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005



Disclosure of Investment Advisory Agreement (concluded)



Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's and the Fund's Investment Advisory Agreement and the sub-advisory agreement in November 2005, the independent directors' and Board's review included the following:

The Investment Adviser's Services and Fund Performance--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and sub-adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance - both including and excluding the effects of the Trust's/Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board noted that the Trust's/Fund's performance within the group compared was in the first quintile for the one-year period ended August 31, 2005, in the second quintile for the three-year period ended August 31, 2005 and in the third quintile for the five-year period ended August 31, 2005. The Board concluded that the Fund's performance was consistent with the Trust's/Fund's investment objective and the renewal of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviewed the investment objectives and strategies of the Trust and the Fund. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel.
The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Trust's/Fund's portfolio managers. The Board also considered the experience of the Trust's/Fund's portfolio management team and noted that Mr. Zibelli, the Trust's/Fund's portfolio manager has over five years' experience in portfolio management. The Board concluded that the Investment Adviser and its investment staff and the Trust's/Fund's portfolio managers have extensive experience in analyzing and managing the types of investments used by the Trust and the Fund and that the Trust and the Fund benefit from that expertise.

Management Fees and Other Expenses--The Board reviewed the Trust's/Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compared the Trust's/Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as other mutual funds and off-shore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Trust/Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Trust/Fund, but determined that the Investment Adviser provided less extensive services to such clients. The Board noted that while the contractual management fee rate for the Trust/Fund was lower than the median fee rate charged by its peer group, as determined by Lipper, the Trust's/Fund's actual management fee rate and total expenses were slightly higher than the median actual management fee and total expenses of such comparable funds. The Board has concluded that the Trust's/Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considered the cost of the services provided to the Trust and/or the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Trust and the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of the services provided. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions.


MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005


Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Trust Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Trust and the Fund to participate in these economies of scale. While there was no evidence to date that the Trust's or the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale. The Board also considered the Investment Adviser's agreement to waive the Fund's advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Trust. The Board determined that the current management fee structure was reasonable and that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


MERRILL LYNCH SMALL CAP GROWTH FUND                           NOVEMBER 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and
Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and
       Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust


Date: January 25, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and
       Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust


Date: January 25, 2006


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and
       Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust


Date: January 25, 2006